UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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ANAVEX LIFE SCIENCES CORP.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANAVEX LIFE SCIENCES CORP.
27 Marathonos Avenue
Athens, 15351
Greece

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 8, 2009

Dear Stockholder:

Our annual meeting of stockholders will be held on Wednesday, April 8, 2009, at 6:30 p.m., Greece time, at Hilton Athens, 46 Vassilissis Sofias Avenue, Athens, 11528, Greece for the following purposes:

1.	To elect Harvey Lalach, Alison Ayers, Cameron Durrant and David Tousley as the directors of our company;

2.	To ratify the appointment of BDO Dunwoody LLP as our independent registered public accounting firm; and

3.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on February 23, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stocholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you complete, date, sign, and return the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Harvey Lalache
Harvey Lalach
President

February 24, 2009

ANAVEX LIFE SCIENCES CORP.
27 Marathonos Avenue
Athens, 15351
Greece

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 8, 2009

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of Anavex Life Sciences Corp. (“we”, “us”, or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held on Wednesday, April 8, 2009, at 6:30 p.m., Greece time, at Hilton Athens, 46 Vassilissis Sofias Avenue, Athens, 11528, Greece or at any adjournment of the annual meeting. These materials were first sent or given to our stockholders on or about March 3, 2009.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the fiscal year ended September 30, 2008, as filed with the Securities and Exchange Commission on January 13, 2009.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

  the election of directors; and

  the ratification of appointment of our independent registered public accounting firm.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please complete, sign and return your proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on February 23, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual meeting.

As of the record date, 19,982,420 shares of our common stock were issued and outstanding and, therefore, a total of 19,982,420 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.
  If you do not wish to vote in person or if you will not be attend the annual meeting, you may vote by proxy. Please complete, date, sign, and return by mail the enclosed proxy card to the offices of our transfer agent, the Nevada Agency and Trust Company, at 50 West Liberty Street, Suite 880, Reno, NV 89501. To be represented at the annual meeting, the enclosed proxy must be deposited at the offices of our transfer agent at least 48 hours (excluding Saturdays, Sundays, and holidays) before the annual meeting or be presented at the annual meeting.

If you hold your shares in “street name” and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.
  If you do not wish to vote in person or if you will not be attend the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, the Nevada Agency and Trust Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, complete, date, sign, and return each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of the holders of a majority of the stock having voting power present in person or represented by proxy will be sufficient to elect directors or to approve a proposal.

  For the election of directors, each nominee who receives more “For” votes than combined votes of “Against” votes and “Abstain” votes will be elected as a director. There is no cumulative voting in the election of directors.

  For the ratification of the appointment of the independent registered public accounting firm, to be approved, the proposal must receive more “For” votes than combined votes of “Against” votes and “Abstain” votes.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. “Abstain” votes will be counted towards the vote total for the election of directors and thus will have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the election of directors and thus have no effect on the outcome of the vote on the election of directors.

For the ratification of the appointment of the independent registered public accounting firm, you may vote “For”, “Against”, or “Abstain” for the proposal. “Abstain” votes will be counted towards the vote total for the proposal and thus have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the proposal and thus have no effect on the outcome of the vote on this proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and submit a signed proxy card without specifying how you want to vote your shares, the proxy holders will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least one third of the stock issued and outstanding and entitled to vote at the annual meeting as of the record date are present in person or represented by proxy. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly submit a valid proxy card by mail or present in person at the annual meeting. “Abstain” votes and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the stockholders entitled to vote at the annual meeting, present in person or represented by proxy will have power to adjourn the annual meeting from time to time until a quorum will be present.

How does the board of directors recommend that I vote?

Our board of directors commends that you vote your shares:

  “For” the election of all nominees for directors; and
  “For” the ratification of the appointment of the independent registered public accounting firm.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, after revoking your proxy, you may vote again on a later date by signing and returning a new proxy card with a later date or by attending the annual meeting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. If you are a stockholder of record, you may revoke your proxy by doing any one of the following:

  You may submit another proxy card with a later date;
  You may send a written notice that you are revoking your proxy to us at Anavex Life Sciences Corp., 27 Marathonos Avenue, Athens, 15351, Greece, Attention: President before the date of the annual meeting;
  You may attend the annual meeting and vote in person.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Currency

Unless otherwise specified, all dollar amounts are expressed in United States dollars

Voting Securities and Principal Holders Thereof

The following table sets forth, as of February 23, 2009, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Security Ownership of Certain Beneficial Owners

In the following tables, we have determined the number and percentage of shares beneficially owned in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 based on information provided to us by our controlling stockholder, executive officers and directors, and this information does not necessarily indicate beneficial ownership for any other purpose. In determining the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we include any shares as to which the person has sole or shared voting power or investment power, as well as any shares subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days.

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class [1]
Common Stock	Athanasios Skarpelos 14 Rue Kleberg Geneva, Switzerland CH 1201	7,567,500 Direct	37.87%

1 Percentage of ownership is based on 19,982,420 shares of our common stock issued and outstanding as of February 23, 2009. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Security Ownership of Management

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class [1]
Common Stock	Harvey Lalach 4837 Canyon Ridge Crescent Kelowna, British Columbia Canada	675,000 [2] Direct	3.37%
Common Stock	Alexandre Vamvakides 3, Cite De L’alma Paris, France	Nil	Nil
Common Stock	George Kalkanis 20 Efklodou Street Athens, Greece 10442	1,060,000 [3] Direct	5.30%
Common Stock	Cameron Durrant #90 Fairmount Road West Califon, NJ 07830-3330	200,000 [4] Direct	1.00%
Common Stock	Alison Ayers 27 O'Connor Circle West Orange, NJ 07052	75,000 [5] Direct	0.38%
Common Stock	David Tousley 14610 Pawnee Lane Leawood, KS 66224	75,000 [6] Direct	0.38%
	TOTAL	2,085,000	10.43%

1 Percentage of ownership is based on 19,982,420 shares of our common stock issued and outstanding as of February 23, 2009. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the

Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
2 Includes 600,000 shares of common stock and 75,000 stock options exercisable within 60 days.
3 Includes 910,000 shares of common stock and 150,000 stock options exercisable within 60 days.
4 Includes 50,000 shares of common stock and 150,000 stock options exercisable within 60 days.
5 Includes 75,000 stock options exercisable within 60 days.
6 Includes 75,000 stock options exercisable within 60 days.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

Proposal 1
Election of Directors

Our board of directors consists of four directors. Our board of directors is to be elected at our annual meeting and each director elected is to hold office until his or her successor is elected and qualified.

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the four nominees named below.

Our board of directors recommends that you vote FOR the nominees.

Nominees
Name of Nominee	Age	Positions with Our Company	Date First Appointed or Elected
Harvey Lalach	43	President, Chief Financial Officer,	April 25, 2006
		Secretary, and Director
Cameron Durrant	48	Director and Chairman	December 17, 2007
Alison Ayers	56	Director	May 20, 2008
David Tousley	53	Director	June 3, 2008

Set forth below is a brief description of the background and business experience for the past five years of the above nominees.

Harvey Lalach, President, Chief Financial Officer, Secretary and Director

For the past 22 years Mr. Lalach has been involved in various aspects of the securities industry. From 1986 through to 1997 he was involved in various roles in financial institutions starting at the Vancouver Stock Exchange and later working in securities related roles for BMO Nesbitt Burns and TD Bank and. For the past 10 years Mr. Lalach has focused on the operation and administration of numerous start-up US and Canadian public companies serving as both director and officer in various capacities. Most recently Mr. Lalach served as President and CEO for Assure Energy, Inc. (OTCBB: ASUR) and Quarry Oil & Gas Corp. (TSXV: QUC). Throughout his career, Mr. Lalach has gained extensive experience in the management and governance of listed public companies.

Cameron Durrant, Director and Chairman

Mr. Durrant is currently Worldwide Vice President, Virology Global Strategic Marketing for Johnson + Johnson (NYSE: JNJ). Dr. Durrant was President and CEO of Pediamed Pharmaceuticals, Inc. Dr. Durrant’s background also includes executive-level positions with Merck & Co. (NYSE: MRK), Glaxo Smith Kline PLL (NYSE GSK) and Pharmacia Healthcare Ltd. (now Pfizer Inc. (NYSE: PFE)). Dr. Durrant was a regional winner and national finalist for Ernst & Young’s Entrepreneur of the Year award in 2005. Dr. Durrant holds a MBA from Henley Management

College at Oxford and a MB and BCh (equivalent to American MD degree) from the Welsh National School of Medicine in Cardiff, U.K.

Alison Ayers, Director

Ms. Ayers is the current Worldwide Commercial Head for Oncology for Pfizer Inc. (NYSE: PFE). She is a member of the leadership team that develops Pfizer’s oncology strategic plan and which manages the portfolio, including asset prioritization, development planning, strategic and investment decisions including licensing and acquisitions.

Previously, Ms. Ayers was Commercial Head, Infectious Disease, Worldwide Marketing for Pfizer, responsible for strategic leadership for the company's infectious disease portfolio. Under her leadership, Pfizer's infectious disease portfolio exceeded $3 billion in sales in 2005, with two compounds achieving sales growth of 20-30%.

Before joining Pfizer Ms. Ayers was Vice President of Portfolio Management for Pharmacia Healthcare Ltd, where she developed and implemented strategies to maximize earnings from the company's complex global $2.5 billion diversified products portfolio, which is comprised of more than 600 mature, non-promoted products. In her earlier role as Vice President, Commercial Development, Oncology for Pharmacia, Ms. Ayers was responsible for providing commercial leadership for the company's oncology pipeline, and held a pivotal role in the acquisition of biotech company Sugen, which delivered Pfizer's leading angiogenesis inhibitor, Sutent. Pharmacia was acquired by Pfizer in 2003.

Ms. Ayers' background also includes senior positions in business and product planning for numerous bioscience and pharmaceutical companies, including Merck & Co. (NYSE: MRK), The Health Care Group, U.S. Bioscience, Inc. (Amex: UBS), Bristol-Myers Squibb Co. (NYSE: BMY) and Lederle Laboratories. She holds a Master of Science with distinction in biopharmacy and a Diploma in Business Studies, both from the University of London, UK, as well as a Bachelor of Science with honors in physiology and biochemistry from the University of Southampton, UK.

David Tousley, Director

Mr. Tousley has over 25 years of senior-level experience in biotech, specialty pharmaceuticals and full-phase pharmaceutical companies. He has held the position of President, COO and CFO at companies including airPharma, PediaMed Pharmaceuticals, Inc., AVAX Technologies Inc. (AVXT.OB), and Pasteur, Merieux, Connaught, (known today as Sanofi-Pasteur SA). During his career, Mr. Tousley has led all aspects of operations, including pharmaceutical development, in both the private and public company environment. His accomplishments include the raising over $90 million in debt and equity financings and he has led key business development activities, including joint ventures, partnerships, acquisitions and divestitures in the U.S., Europe and Australia.

Mr. Tousley currently serves as a director of ImmunoGenetix Therapeutics, Inc, a biotech company that is developing advanced DNA immunotherapies for HIV infection. He holds an MBA in accounting from Rutgers Graduate School of Business and a B.A. in English from Rutgers College, both in New Jersey. Mr. Tousley belongs to the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Certain Significant Employees

Our significant employees, their age, positions held, and duration of such and a brief description of the background and business experience for the past five years are as follows:

Name	Position Held with Our Company	Age	Date First Appointed
Alexandre Vamvakides George Kalkanis	Chief Scientific Officer VP Strategic Planning	69 42	January 27. 2007 February 8, 2007

Alexandre Vamvakides, Chief Scientific Officer

Dr. Vamvakides has spent 30 years in research focusing on the therapeutic/pharmacological areas of nootropes, anti-neurodegenerative (anti-Alzheimer), antiepileptic, antidepressive, and prototype molecules. During his career, Dr. Vamvakides has been published over 80 times in highly respected Medical/Scientific journals. In the past 30 years, Dr. Vamvakides has pioneered his expertise at the Institut National de la Sante et de la Recherche Medicale (INSERM) in Paris France, at the University of Athens (Greece), Ciba-Geigy (Basel, Switzerland) and Sanofi (Montpellier, France), and many other research laboratories throughout Europe for the discovery and development of new concepts in the therapeutic areas of Central Nervous System, oncology and anti-inflammatory diseases. Dr. Vamvakides holds a M.Sc. in Chemistry from Bordeaux University, France, a M.Sc. in Pharmacology, a M.Sc. in Biochemistry and a Ph.D. in Molecular Pharmacology all from the University of Paris Medical School.

George Kalkanis, Vice-President, Strategic Planning

Mr. Kalkanis has over 15 years experience in the area of Business Analysis. His expertise is in analyzing information from various sources and developing intelligent models that provide assessments in order to support managerial business decision making. In the Pharmaceutical sector Dr. Kalkanis has provided Business Forecasting and Marketing analysis solutions to Pharmaceutical Companies in Greece, such as Novartis Inc. (NYSE: NVS) and Boehringer Ingelheim GmbH. Dr. Kalkanis holds Masters and Doctorate Degrees from the University of Manchester (UK) in the areas of Information engineering, Computation and Applied Statistics.

Corporate Governance

Meetings

During the fiscal year ended September 30, 2008, our board of directors did not hold a meeting. All proceedings of our board of directors were conducted by resolutions consented to in writing by all of the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We encourage all incumbent directors and nominees for election as director to attend our annual meeting of stockholders. 3 directors attended our annual meeting of stockholders in April 2008.

Committees of the Board of Directors

Audit Committee

We have an audit committee, comprised of one director, Harvey Lalach. During the fiscal year ended September 30, 2008, our audit committee did not hold a meeting. We have adopted an audit committee charter, a copy of which is attached as an appendix “A” to this proxy statement. The audit committee represents our board of directors in discharging its responsibility relating to the accounting, reporting and financial practices of our company, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of our company. However, the audit committee’s function is one of oversight only and does not relieve our management of its responsibilities for preparing financial statements which accurately and fairly present our financial results and conditions or the responsibilities of the independent registered public accounting firm relating to the audit or review of financial statements.

Currently we have one member of our board of directors who is considered as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, however he does not sit on our audit committee.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, our audit committee reviewed the audited financial statements in the annual report on Form 10-K for the year ended September 30, 2008, with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Our audit committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgments as to our accounting principles and such other matters as are required to be discussed with our audit committee under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent registered public accounting firm’s examination of the financial statements. In addition, our audit committee discussed with the independent registered public accounting firm its independence from management and our company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Our audit committee also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the year ended September 30, 2008, filed with the Securities and Exchange Commission.

Member of the Audit Committee

Harvey Lalach

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Compensation Committees

We do not have standing nominating or compensation committees, or committees performing similar functions. Our board of directors believes that it is not necessary to have a standing compensation committee at this time because the functions of such committee are adequately performed by our board of directors. Our board of directors has not adopted a charter for the compensation committee.

Our board of directors also is of the view that it is appropriate for us not to have a standing nominating committee because our board of directors has performed and will perform adequately the functions of a nominating committee. Our board of directors has not adopted a charter for the nomination committee. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. Our board of directors does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because we believe that, at this stage of our development, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level. There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended by our board of directors. The process of identifying and evaluating nominees for director typically begins with our board of directors soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our board of directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our board of directors then makes a decision on whether to recommend the candidates as nominees for director. We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

Director Independence

Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the company or accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence.

We determined that Harvey Lalach and Cameron Durrant are not independent as that term is defined by NASDAQ Rule 4200(a)(15) because Mr. Lalach is our President and Chief Financial Officer and Mr. Durrant has received certain considerations for providing certain management and consulting services. We determined that Alison Ayers and David Tousley are independent as that term is defined by NASDAQ Rule 4200(a)(15).

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our company or has a material interest adverse to our company.

No director or executive officer has been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated

Terms of Office

Our directors are to be elected at our annual meeting and each director elected is to hold office until his or her successor is elected and qualified. Our board of directors may remove our officers at any time.

Code of Ethics

We have adopted a code of ethics in compliance with Item 406 of Regulation S-K that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We undertake herewith to provide by mail to any person without charge, upon request, a copy of such code of ethics if we receive the request in writing by mail to Anavex Life Sciences Corp., 27 Marathonos Avenue, Athens, 15351, Greece, Attention: President.

Stockholder Communications with the Board of Directors

Our company does not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to the President with a request to forward the communication to the intended recipient.

Transactions with related persons

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

(i)	Any of our directors or officers;

(ii)	Any person proposed as a nominee for election as a director;

(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and

(v)	Any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

Employment Contracts

Other than as described below, we are not party to any employment contracts with our directors and officers:

1.	We have a consulting agreement with Cameron Durrant, our current Board of Directors Chairman to provide certain management and consulting services. Consideration for his services includes:

	(a)	the issuance of 200,000 shares of common stock to be paid installments of 25,000 shares every quarter;

	(b)	the issuance of 400,000 stock options exercisable at US $5.25 per share for a period of three years, subject to vesting provisions; and

	(c)	a payment of a finders fee for any financing our company receives in the amount of 4% on the first $100,000,000 and 2% on the balance.

The contract has a two year term dated May 20, 2008 and expiring May 20, 2010.

2.

We have a consulting agreement dated February 1, 2007 with Harvey Lalach, our current President, Chief Financial Officer and Secretary to provide management services to our company for consideration of $7,000 per month. The contract had a two year term, and has been extend for an additional two year term. During the year ended September 30, 2008, we agreed to increase the compensation of Mr. Lalach to $12,500 per month.

3.

We have a collaboration agreement with our Chief Scientific Officer, Alexandre Vamvakides, dated February 1, 2007 to provide the services of a Chief Scientific Officer and to acquire property for the development of a new drug compound including three patents and one patent application. Pursuant to the agreement, we agreed to the following:

	(a)	invest a minimum of $200,000 every fiscal year into scientific research;

	(b)	hire the Chief Scientific Officer as a consultant to carry out our research and development program at $6,000 per month;

	(c)	pay to the director 6% of the net income earned from the exploitation of the patent and patent application; and

	(d)	disburse a one-time payment to the director an amount of $72,000 before December 31, 2007 as consideration for the transfer of the patents and the patent application, which has been paid.

The agreement is in force until terminated by either Mr. Vamvakides or our company. During the year ended September 30, 2008, we agreed to increase the compensation of Mr. Vamvakides to 7,000 Euros per month.

Policies and Procedures with Respect to Transactions with Related Persons

Our board of directors and management address individual transactions with affiliates on their merits. Our business code of conduct & ethics policy provides that all directors, officers and employees have a duty to avoid business, financial or other direct or indirect relationships which conflict with the interests of our company or which divide his or her loyalty to our company. It provides that a conflict of interest occurs when those individuals’ personal interest interferes or appears to interfere with our interests and that a conflict of interest can arise whenever, a director, officer or employee takes action or have an interest that prevents him or her from undertaking his or her duties honestly, objectively and fairly. It provides that any activity which even appears to present a conflict must be avoided or terminated unless, after disclosure to our company, it is determined that the activity is not harmful to our company or otherwise improper. It requires disclosure of any material transaction or relationship that could be expected to give rise to a conflict of interest to our President or our board of directors. It provides that employees, officers and directors must advance our legitimate interests when the opportunity to do so arises and they are prohibited from exploiting for their personal advantage opportunities that are discovered through their positions within our company or the use of our property or information. Furthermore, our audit committee charter provides that our audit committee is to oversee and review annually our business code of conduct & ethics and compliance program. Also, according to our audit committee charter, our audit committee is to approve material contracts where our board of directors determines that it has a conflict or review and monitor all related party transactions which may be entered into by our company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors, and greater than 10% stockholders filed the required reports in a timely manner, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Athanasios Skarpelos	1(1)	1	Nil

(1) Mr. Skarpelos filed a late Form 4

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended September 30, 2008 who had total compensation exceeding $100,000; and

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our years ended September 30, 2008, 2007 and 2006, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Harvey Lalach(1) President, CFO and Secretary	2008 2007 2006	$111,500 $56,000 Nil	Nil Nil Nil	Nil Nil Nil	$264,694 Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$376,194 $56,000 Nil
Panos Kontzalis (2) Former CEO	2008 2007 2006	$127,500 $136,000 N/A	Nil Nil Nil	$340,600 Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$71,500 Nil Nil	$539,600 $136,000 N/A
Alexandre Vamvakides(3) Chief Scientific Officer	2008 2007 2006	$113,382 $48,000 N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	$113,382 $48,000 N/A

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
George Kalkanis(4) VP Strategic Planning	2008 2007 2006	$90,000 $60,000 N/A	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$90,000 $60,000 N/A
Angela Vernadaki(5) Former VP Business Development	2008 2007 2006	$28,280 $41,600 N/A	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$28,280 $41,600 N/A
Yang Wu(6) Former President and CEO	2008 2007 2006	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil
Pei Ru Wu(7) Former COO	2008 2007 2006	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil

(1) Mr. Lalach was appointed President, CFO and Secretary on April 25, 2006. The fair value of the options granted to Harvey Lalach during the year was $378,675 of which $264,694 was expensed as stock-based compensation during the year.
(2) Dr. Kontzalis resigned as CEO on May 20, 2008.
(3) Dr. Vamvakides was appointed Chief Scientific Officer on January 31, 2007.
(4) Mr. Kalkanis was appointed VP Strategic Planning on February 8, 2007.
(5) Ms. Vernadaki was appointed VP Business Development on February 8, 2007 and resigned the position on February 29, 2008.
(6) Yang Wu resigned from his positions as CEO and President on April 25, 2006 and resigned as Director effective May 22, 2006.
(7) Pei Ru Wu resigned from his positions as COO and President on April 25, 2006 and resigned as Director effective May 22, 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of September 30, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Harvey Lalach	75,000	Nil	75,000	$5.00	June 3, 2013	Nil	Nil	Nil	Nil
George Kalkanis	Nil	Nil	150,000	$3.00	Feb 8, 2017	Nil	Nil	Nil	Nil
Alison Ayers	75,000	Nil	75,000	$5.00	June 3, 2013	Nil	Nil	Nil	Nil
Cameron Durrant	75,000 100,000	Nil Nil	75,000 300,000	$5.00 $5.25	June 3,2013 May 20, 2011	Nil	Nil	Nil	Nil

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
David Tousley	75,000	Nil	75,000	$5.00	June 3, 2013	Nil	Nil	Nil	Nil

Compensation of Directors

We reimburse our directors for expenses incurred in connection with attending board meetings. We have not paid any director's fees or other cash compensation for services rendered as a director since our inception to September 30, 2008.

On June 3, 2008, we approved a compensation package for company directors, under our 2007 Stock Option Plan, to issue 150,000 stock options to each director, exercisable into shares of common stock at an exercise price of US $5.00 per share until June 3, 2013. The options will vest in 50% increments with the first 50% vesting immediately and the second 50% vesting on June 3, 2009. We issued a total of 450,000 options to three of our directors.

We have not adopted any other equity compensation plan other than our 2007 Stock Option Plan. The following issuances of common stock, stock options, or other equity securities were awarded to our directors during the year ended September 30, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Harvey Lalach	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Panos Kontzalis (1)	$167,000	$340,600	Nil	Nil	Nil	$32,000	$539,600
Alison Ayers (2)	Nil	Nil	$264,694	Nil	Nil	Nil	$264,694
Cameron Durrant (3)	Nil	Nil	$256,954	Nil	Nil	Nil	$256,954
David Tousley (4)	Nil	Nil	$264,694	Nil	Nil	Nil	$264,694

(1) Panos Kontzalis resigned as a director of our company on May 20, 2008.
(2) Alison Ayers was granted options having a fair value of $378,675 of which $264,694 was expensed as stock-based compensation during the year.
(3) Cameron Durrant was granted options having a fair value of $269,910 during the year ended September 30, 2008 of which $256,954 was expensed as stock-based compensation during the year.
(4) David Tousley was granted options having a fair value of $378,675 of which $264,694 was expensed as stock-based compensation during the year.

During the fiscal year ended September 30, 2008, there were no standard or other arrangements pursuant to which any of our directors were compensated for services provided in their capacity as directors.

We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue additional stock options to such persons in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Proposal 2
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our independent registered public accounting firm for the year ended September 30, 2008 was Amisano Hanson from the beginning of the year ended September 30, 2008 to January 21, 2008 and BDO Dunwoody LLP from January 21, 2008 to the end of the year ended September 30, 2008. Effective January 21, 2008, Amisano Hanson merged with BDO Dunwoody LLP.

Stockholder ratification of the appointment of BDO Dunwoody LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of BDO Dunwoody to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to retain the firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Our board of directors has reviewed with BDO Dunwoody LLP, whether the services provided by it are compatible with maintaining its independence. Representatives of BDO Dunwoody LLP are not expected to be present at the annual meeting.

Our board of directors recommends that you vote FOR the ratification of the appointment of BDO Dunwoody LLP, as our independent registered public accounting firm.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On January 21, 2008, Amisano Hanson, resigned as our independent registered public accounting firm as a result of its merger with BDO Dunwoody LLP.

The report of Amisano Hanson regarding our financial statements for the fiscal years ended September 30, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the years ended September 30, 2007 and 2006 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. During the years ended September 2007 and 2006 and during the period from September 30, 2007 through January 21, 2008, the date of resignation, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson would have caused it to make reference to such disagreements in its reports.

Concurrent with the resignation of Amisano Hanson, we engaged BDO Dunwoody LLP, as our independent registered public accounting firm. Prior to engaging BDO Dunwoody LLP, we did not consult with BDO Dunwoody LLP regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by BDO Dunwoody LLP on our financial statements, and BDO Dunwoody LLP did not provide any written or oral advice that was an important factor considered by our company in reaching a decision as to any such accounting, auditing or financial reporting issue. The engagement of BDO Dunwoody LLP was approved by our board of directors.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table sets forth the fees billed to our company for professional services rendered by our independent registered public accounting firm, for the years ended September 30, 2008 and September 30, 2007:

Fees		2008		2007
Amisano Hanson
Audit fees		$58,511		$12,495
Audit related fees	$	Nil	$	Nil
Tax fees	$	Nil	$	Nil
All other fees	$	Nil	$	Nil
BDO Dunwoody LLP
Audit fees	$	Nil	$	Nil
Audit related fees	$	Nil	$	Nil
Tax fees	$	Nil	$	Nil
All other fees	$	Nil	$	Nil
Total Fees		$58,511		$13,495

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Amisano Hanson for the fiscal years ended September 30, 2008 and September 30, 2007 and BDO Dunwoody LLP for the fiscal year ended September 30, 2008, in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

We do not use Amisano Hanson or BDO Dunwoody LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Amisano Hanson or BDO Dunwoody LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before an independent registered public accounting firm is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (the functions of which are performed by our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire board of directors pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Amisano Hanson and BDO Dunwoody LLP and believe that the provision of services for activities unrelated to the audit is compatible with maintaining Amisano Hanson and BDO Dunwoody LLP’s independence.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than elections to office.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single proxy statement annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than October 27, 2009. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of the previous year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Anavex Life Sciences Corp., 27 Marathonos Avenue, Athens, 15351, Greece, Attention: President.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission in the United States. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting.

By Order of the Board of Directors

/s/ Harvey Lalach
Harvey Lalach
President

February 24, 2009

APPENDIX “A”

ANAVEX LIFE SCIENCES CORP.

Audit Committee Charter

              The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of Anavex Life Sciences Corp. (the “Company”):

1.           Members. The Board of Directors will appoint an Audit Committee of at least one (1) member or such other number as the Board of Directors determines from time to time. The Board will attempt to appoint at least one “independent” director of the Board. The Audit Committee will designate one member as chairperson of the Audit Committee (the “Audit Committee Chair”). “Independent” means a director who meets the definition of “independence” under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the stock exchange or trading market upon which the Company’s shares are listed or quoted for trading, as determined by the Board of Directors.

At least one member of the Audit Committee must be financially sophisticated and shall have past employment experience in finance or accounting, requisite professional certification in accounting or other financial experience or background, as determined by the Board of Directors. Each other member of the Audit Committee must be financially literate and be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, as determined by the Board of Directors. Members of the Audit Committee may receive fees from the Company as permitted by rules of the SEC and the stock exchange or trading market upon which the Company’s shares are listed for trading. Each appointed member of the Audit Committee shall be subject to annual reconfirmation and may be removed by the Board of Directors at any time.

2.           Purposes, Duties, and Responsibilities. The Audit Committee represents the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of the Company and its subsidiaries. However, the Audit Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and conditions or the responsibilities of the independent accountants relating to the audit or review of financial statements. Specifically, the Audit Committee will:

(a)

have the authority with respect to the appointment, retention or discharge of the independent public accountants as auditors of the Company who perform the annual audit in accordance with applicable securities laws, which accountants shall be ultimately accountable to the Board of Directors through the Audit Committee;

(b)

review with the independent accountants the scope of the audit and the results of the annual audit examination by the independent accountants and any reports of the independent accountants with respect to reviews of interim financial statements;

(c)

review information, including written statements from the independent accountants, concerning any relationships between the auditors and the Company or any other relationships that may adversely affect the independence of the auditors and assess the independence of the outside auditor;

(d)

review and discuss with management and the independent auditors the Company’s annual audited financial statements, including a discussion with the auditors of their judgments as to the quality of the Company’s accounting principles;

(e)

review the services to be provided by the independent auditors to assure that the independent auditors do not undertake any engagement for services for the Company that would constitute prohibited services under SEC rules or under the rules of any stock exchange or trading market on which the Company’s shares are listed for trading, or could be viewed as compromising the

2

auditor’s independence;

(f)

review with management and the independent auditors the results of any significant matters identified as a result of the independent auditors’ interim review procedures prior to the filing of each Form l0-QSB or as soon thereafter as possible; provided that the Audit Committee Chair may perform this function on behalf of the Audit Committee, but the Audit Committee will endeavor to meet quarterly to review the Form 10-QSB;

(g)	review the annual program for the Company’s internal audits, if any, and review audit reports submitted by the internal auditing staff, if any;

(h)	periodically review the adequacy of the Company’s internal controls;

(i)

review changes in the accounting policies of the Company and accounting and financial reporting proposals that are provided by the independent accountants that may have a significant impact on the Company’s financial reports, and make comments on the foregoing to the Board of Directors;

(j)	oversee and review annually the Company’s Code of Business Conduct and Ethics and Compliance Program;

(k)	periodically Review the adequacy of the Audit Committee Charter;

(l)	make reports and recommendations to the Board of Directors within the scope of its functions;

(m)	approve material contracts where the Board of Directors determines that it has a conflict;

(n)	establish procedures for receipt, retention and treatment of complaints received by the company regarding the audit or accounting matters;

(o)

where unanimously considered necessary by the Audit Committee, engage independent counsel and/or other advisors at the Company’s expense to advise on material issues affecting the Company, which the Audit Committee considers are not appropriate for the full board;

(p)	satisfy itself that management put into place procedures that facilitate compliance with the disclosure and financial reporting controls provisions of applicable securities laws and regulation;

(q)	review all loans to officers; and

(r)

review and monitor all related party transactions which may be entered into by the Company as required by rules of the Stock exchange or trading market upon which the Company’s shares are listed for trading.

3.           Meetings. The Audit Committee will, where possible, meet on a regular basis at least once every quarter, and will hold special meetings as it deems necessary or appropriate in its judgment. However, the Audit Committee may meet at any time that the independent accountants believe that communication to the Committee is required. Meetings may be held in person or telephonically, and shall be at such times and places as the Audit Committee determines. As it deems appropriate, but not less than once each year, the Audit Committee will meet in private session with the independent accountants. The majority of the members of the Audit Committee constitute a quorum and shall be empowered to act on behalf of the Audit Committee.

ANAVEX LIFE SCIENCES CORP.

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 8, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Anavex Life Sciences Corp. (the “Company”) hereby appoints Harvey Lalach and Cameron Durrant, and each of them, as the proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on April 8, 2009 at 6:30 p.m., Greece time, at Hilton Athens, 46 Vassilissis Sofias Avenue, Athens, 11528, Greece and any adjournment thereof, on the matters, set forth below:

The Board of Directors of the Company recommends a vote “For” Proposal 1, election of all director nominees, and “For” Proposal 2, ratification of the appointment of BDO Dunwoody LLP as the independent registered public accounting firm of the Company.

		For	Against	Abstain
1.	To elect as a director of the Company:
	Harvey Lalach	[ ]	[ ]	[ ]
	Alison Ayers	[ ]	[ ]	[ ]
	Cameron Durrant	[ ]	[ ]	[ ]
	David Tousley	[ ]	[ ]	[ ]

2.	To ratify the appointment of BDO Dunwoody LLP as
	the independent registered public accounting firm of	[ ]	[ ]	[ ]
the Company

This proxy, when properly executed, will be voted as directed by the undersigned stockholder. If no such directions are made, this proxy will be voted for every item listed above.

This proxy card is valid only when signed and dated.

Dated:___________________, 2009

Name	Certificate Number (if Available)

Signature	Number of Shares

Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificates. When shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign, and return by mail this proxy card promptly to:

The Nevada Agency and Trust Company
50 West Liberty Street, Suite 880
Reno, NV 89501